UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2010 (September 21, 2010)

ACADIA PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD SAN DIEGO, CALIFORNIA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 558-2871

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 21, 2010, ACADIA Pharmaceuticals Inc. and Kingsbridge Capital Limited entered into an amendment to the parties’ August 4, 2008 Common Stock Purchase Agreement (the “Amendment”) in order to amend the terms of ACADIA’s committed equity financing facility (“CEFF”). The Amendment provides for a modification of the minimum volume weighted average price for sales of ACADIA common stock to Kingsbridge under the CEFF to $0.90. A copy of the Amendment is filed as Exhibit 99.1 to this current report, the contents of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith:

99.1	Amendment No. 1 to Common Stock Purchase Agreement between Registrant and Kingsbridge Capital Limited, dated as of September 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

	By:	/S/ THOMAS H. AASEN
Date: September 24, 2010		Thomas H. Aasen
Executive Vice President, Chief Financial Officer and Chief Business Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Amendment No. 1 to Common Stock Purchase Agreement between Registrant and Kingsbridge Capital Limited, dated as of September 21, 2010.

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